UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) June 21, 1999




                         BOOTH CREEK SKI HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                   333-26091             84-1359604
(State or other jurisdiction        (Commission         (I.R.S. Employer
      of incorporation)               File No.)        Identification No.)


                    1000 South Frontage Road West, Suite 1000
                              Vail, Colorado 81657
          (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (970) 476-4030




                                    No Change
         (Former name or former address, if changed since last report.)

                         BOOTH CREEK SKI HOLDINGS, INC.

Item 5.         Other Events.

           Reference is made to the statement to the press issued by Booth Creek Ski Holdings, Inc. ("Booth Creek") dated June 21, 1999, attached hereto as Exhibit 99.1 and incorporated herein by reference. The statement discloses that Booth Creek has delivered notice that it is terminating the agreement regarding its purchase of the Seven Springs Resort in Somerset, Pennsylvania, based primarily on the amount of time the transaction has required and the fact that there is no resolution of the litigation surrounding the acquisition in sight.

Item 7.         Financial Statements and Exhibits.

(c)        Exhibits.

           Description of Exhibit                                  Exhibit No.
           ----------------------                                  -----------

           Statement to the Press dated June 21, 1999                  99.1

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BOOTH CREEK SKI HOLDINGS, INC.


Dated: June 22, 1999                By:    /s/George N.Gillett,Jr.
                                           -----------------------
                                    Name:  George N. Gillett, Jr.
                                    Title: Chairman

                                  Exhibit Index


Description of Exhibit                                             Exhibit No.
----------------------                                             -----------

Statement to the Press dated June 21, 1999                             99.1